Nature of Operations	12 Months Ended
Dec. 31, 2014
Nature of Operations
Nature of Operations

1.Nature of Operations

Union Security Insurance Company (the “Company”) is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance (“preneed”).  The Company is an indirect wholly-owned subsidiary of Assurant, Inc. (the “Parent”).  The Parent’s common stock is traded on the New York Stock Exchange under the symbol AIZ.  The Company distributes its products in the District of Columbia and in all states except New York.

Effective January 1, 2013, nine dental companies, indirectly wholly owned subsidiaries of the Parent (the “Dental Companies”), were consolidated into the operations of the Company.  Accordingly, all prior period amounts have been restated to conform to the 2013 presentation.